UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2007

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)
Avid Technology Park, One Park West, Tewksbury, MA (Address of Principal Executive Offices)		01876 (Zip Code)
Registrant's telephone number, including area code: (978) 640-6789
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1997 Stock Incentive Plan – Form Agreements

On February 14, 2007, the Board of Directors (the “Board”) of Avid Technology, Inc. (the “Company”) determined that a portion of the 2007 annual stock-based compensation award to the Company’s executive officers would be in the form of stock options issued under the Company’s 1997 Stock Incentive Plan pursuant to the following form agreements previously approved by the Board:

•	Incentive Stock Option Grant Terms and Conditions; and
•	Nonstatutory Stock Option Grant Terms and Conditions.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2007	AVID TECHNOLOGY, INC. (Registrant)
	By:	/s/ Joel E. Legon Joel E. Legon Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

*#10.1	Form of Incentive Stock Option Grant Terms and Conditions.
*#10.2	Form of Nonstatutory Stock Option Grant Terms and Conditions.

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* Documents filed herewith

# Management contract or compensatory plan

4